MERRILL LYNCH BOND FUND, INC.
Intermediate Term Portfolio

Supplement dated September 14, 2006 to the
Prospectus dated January 25, 2006

Effective October 2, 2006, shares of the Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. will no longer be available for purchase.

Code # 10046-0106STK